Significant Equity Transactions	12 Months Ended
Dec. 31, 2022
Significant Equity Transactions And Acquisitions [Abstract]
Significant Equity Transactions
3.	Significant equity transactions
(a)
Follow-on
public offering
On April 5, 2019, the Company completed a
follow-on
public offering of ADS equivalent to 831,967 ordinary shares by the Company and ADS equivalent to 1,668,033 ordinary shares by several shareholders (the “Selling Shareholders”). The net proceeds to the company raised from the follow-on
public offering amounted to approximately RMB 212.1 million (approximately US$ 31.9 million) after deducting issuance costs.
(b) Issuance of ordinary shares to The Paper
On September 23, 2019, Qutoutiao Inc. obtained the relevant PRC government approval and completed a share purchase agreement with The Paper. The Company issued 1,480,123 Class A ordinary shares for an aggregate cash consideration of US$20,408,467 (RMB 144.4 million), amounting to a cash consideration of US$13.79 per share.
As part of the share issuance, The Paper will also carry out the performance of certain strategic cooperation agreements for an annual fee charge to Jifen VIE, for five years. The difference of US$1,201,625 (RMB8.4 million) between the fair value of the shares issued to The Paper (i.e. the share price on issuance day) and the cash consideration paid is also considered an incremental cooperation service fee and will be amortized to expense over a service period of five years.
In addition, Jifen VIE issued equity interests representing 1% of its enlarged share capital to The Paper at a nominal price (Note 1(b)).